UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore (Address of principal executive offices)	486123 (Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01              Entry into a Material Definitive Agreement.

On June 6, 2019, Flex Ltd. (the “Company”) completed its previously announced offering of $450 million aggregate principal amount of the Company’s 4.875% Notes due 2029 (the “Notes”) in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission (the “Commission”) on January 30, 2018 (Registration No. 333-222773).  A prospectus supplement relating to the offering and sale of the Notes was filed with the Commission on June 3, 2019.

The Notes were issued under an Indenture, dated as of June 6, 2019 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”) as supplemented by the First Supplemental Indenture, dated as of June 6, 2019 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee.

Interest on the Notes is payable on June 15 and December 15 of each year, beginning on December 15, 2019. The Notes will mature on June 15, 2029. The Company may, at its option, redeem some or all of the Notes at any time by paying the applicable redemption prices set forth in the Indenture.  In addition, holders of the Notes may require the Company to repurchase the Notes upon the occurrence of a change of control repurchase event (as defined in the Indenture), unless the Company has previously exercised its right to redeem the Notes as described above. The Notes are senior unsecured obligations of the Company and rank equally with all of the Company’s other existing and future senior and unsecured indebtedness.  The Indenture contains certain limited covenants restricting the Company’s ability to incur certain liens, enter into certain sale and leaseback transactions and merge or consolidate with any other entity or convey, transfer or lease all or substantially all of the Company’s properties and assets to another person, which, in each case, is subject to a number of significant limitations and exceptions. The Indenture contains certain other covenants, events of default and other customary provisions.

From time to time in the ordinary course of business, affiliates of the Trustee have engaged in and may in the future engage in commercial banking, investment banking and other commercial transactions and services with the Company and its subsidiaries for which they have received or will receive customary fees and commissions. For example, an affiliate of the Trustee is a lender under one of the Company’s term loans and the Company’s revolving credit facility, an affiliate of the Trustee is one of the underwriters for the offering and sale of the Notes, and the Trustee is the trustee under the indentures governing the Company’s 4.625% Notes due 2020, 5.000% Notes due 2023 and 4.750% Notes due 2025.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and the First Supplemental Indenture which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, and the Notes, the form of which is filed as Exhibit 4.3 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 8.01              Other Events.

Underwriting Agreement for Offer and Sale of the Notes

On May 30, 2019, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., as representatives of the several underwriters listed on Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, the Notes.  The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pricing of Cash Tender Offer

On June 5, 2019, the Company issued a press release announcing the pricing terms of its previously announced cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.625% Notes due 2020 (the “2020 Notes”).  The June 5, 2019 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Expiration and Results of Cash Tender Offer

On June 6, 2019, the Company issued a press release announcing the expiration and results of the Tender Offer.  The Company also announced that it plans to redeem any and all of the 2020 Notes not purchased in the Tender Offer at the make-whole redemption price provided in the indenture governing the 2020 Notes, with a redemption date not later than September 30, 2019.  The June 6, 2019 press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

1.1

Underwriting Agreement, dated as of May 30, 2019, by and among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., and BNP Paribas Securities Corp., as representatives of the several underwriters listed therein

4.1	Indenture, dated as of June 6, 2019, by and between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 6, 2019, by and between the Company and U.S. Bank National Association, as trustee

4.3	Form of 4.875% Global Note due 2029 (included in Exhibit 4.2)

5.1	Opinion of Allen & Gledhill LLP

5.2	Opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP

23.1	Consent of Allen & Gledhill LLP (included in Exhibit 5.1)

23.2	Consent of Curtis, Mallet-Prevost, Colt & Mosle LLP (included in Exhibit 5.2)

99.1	Press release, dated June 5, 2019, issued by Flex Ltd.

99.2	Press release, dated June 6, 2019, issued by Flex Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: June 6, 2019	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer